                                   EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned, hereby severally constitute and appoint John F. O'Brien, John F. Kelly and Edward J. Parry III, and each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in each of our names and in any and all capacities, Form 10-K of Allmerica Financial Corporation (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.

                 Signature                     Title                     Date
                 ---------                     -----                     ----

    /s/ John F. O'Brien
-----------------------------
      John F. O'Brien            Director, President and CEO            2/22/99


  /s/ Edward J. Parry III
-----------------------------
    Edward J. Parry III            Vice President, CFO, Treasurer       2/22/99
                                  and Principal Accounting Officer

  /s/ Michael P. Angelini
-----------------------------
    Michael P. Angelini          Director                               2/22/99


     /s/ E. Gordon Gee           Director                               2/22/99
-----------------------------
       E. Gordon Gee

                                 Director                               2/22/99
    /s/ Samuel J. Gerson
-----------------------------
      Samuel J. Gerson


    /s/ Gail L. Harrison
-----------------------------
      Gail L. Harrison           Director                               2/22/99



-----------------------------
    Robert P. Henderson          Director                               2/22/99


   /s/ M Howard Jacobson
-----------------------------
     M Howard Jacobson           Director                               2/22/99

   /s/ J. Terrence Murray
-----------------------------
     J. Terrence Murray          Director                               2/22/99

    /s/ Robert J. Murray
-----------------------------
      Robert J. Murray           Director                               2/22/99


    /s/ John L. Sprague
-----------------------------
      John L. Sprague            Director                               2/22/99


   /s/ Robert G. Stachler
-----------------------------
     Robert G. Stachler          Director                               2/22/99


   /s/ Herbert M. Varnum
-----------------------------
     Herbert M. Varnum           Director                               2/22/99


  /s/ Richard Manning Wall
-----------------------------
    Richard Manning Wall         Director                               2/22/99